Exhibit 99.1

Press Release, dated September 22, 2004

NEWS RELEASE

FOR:	Trump Hotels & Casino Resorts, Inc.

CONTACT:	Scott C. Butera, EVP, Director of Corporate & Strategic Development (212) 891-1500

FOR RELEASE:	Immediately, Wednesday, September 22, 2004

NEW YORK, NY – By mutual agreement, Trump Hotels & Casino Resorts, Inc. (“THCR” or the “Company”) (OTCBB: DJTC.OB) and DLJ Merchant Banking Partners III, L.P. (“DLJMB”) have terminated discussions regarding a potential equity investment by DLJMB in the Company in connection with a potential restructuring of the debt securities of the Company’s subsidiaries. The Company is now pursuing with its bondholders alternatives with respect to a potential restructuring of the debt securities of the Company’s subsidiaries and a recapitalization of the Company. In addition, Donald J. Trump (a 56.4% beneficial owner of the Company’s common stock) has indicated that he may pursue a potential privatization of the Company.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

All statements and other information contained in this release relating to any proposed restructuring, or THCR’s or its subsidiaries’ plans, expectations, estimates, beliefs, performance, trends, operations or financial results, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “would,” “could,” “may” and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, various factors could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies (including those pertaining to any potential restructuring), all of which are difficult or impossible to predict and many of which are beyond the control of THCR.

Important factors that could cause actual events or results of the Company to be materially different from the forward-looking statements include the Company’s ability to reach an agreement with holders of its public indebtedness in connection with any potential restructuring; the negotiation and performance of definitive transaction documents in connection with any potential restructuring; the Company’s ability to obtain the required consents of noteholders and other constituencies to carry out a potential restructuring; the negotiation of the potential arrangements with Donald J. Trump in connection with any potential restructuring; the ability of the Company to continue as a going concern; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company’s ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company’s liquidity or results of operations; the ability to fund and execute its business plan; the ability to attract, retain and compensate key executives and associates; and the ability of the Company to attract and retain customers; licenses and approvals under applicable laws and regulations, including gaming laws and regulations; adverse outcomes of pending litigation or the possibility of new litigation; changes in the competitive climate in which the Company operates; or a broad downturn in the economy as a whole. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not differ significantly from the terms expressed in this release.

The forward-looking statements in this release reflect the opinion of the Company’s management as of the date of this release. This Company does not intend, however, to update the statements provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

Additional information concerning the potential risk factors that could affect the Company’s future performance are described from time to time in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC’s website, www.sec.gov, or on the Company’s website, www.trump.com. THCR is separate and distinct from Mr. Trump’s real estate and other holdings.

###